UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2025

____________________________

Spirit Aviation Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35186	33-3711797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Radiant Drive

Dania Beach, Florida 33004

(Address of principal executive offices, including zip code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FLYY[1]	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 On September 11, 2025, NYSE American filed a Form 25 for Spirit Aviation Holdings, Inc., a Delaware corporation (the “Company”) in connection with the delisting of the common stock, par value $0.0001, of the Company (the “Common Stock”) from NYSE American. The delisting became effective ten days after the Form 25 was filed. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25. The Common Stock began trading on the OTC Pink Limited Market on September 3, 2025 under the symbol “FLYYQ”.

Explanatory Note

As previously disclosed, on August 29, 2025, Spirit Aviation Holdings, Inc. (the “Company”) and certain of its controlled affiliates (such affiliates, together with the Company, the “Debtors”) commenced filing voluntary petitions (the “Chapter 11 Cases”) in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”). The Chapter 11 Cases are being jointly administered under Case No. 25-11897 (SHL). Each Debtor continues to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Item 1.01. Entry into a Material Definitive Agreement

DIP Credit Agreement

In connection with the Chapter 11 Cases, on October 10, 2025, the Bankruptcy Court entered an interim order (the “Interim DIP Order”) approving Spirit Airlines, LLC, as borrower (the “DIP Borrower”), and certain subsidiaries of the Company from time to time party thereto as guarantors, entering into that certain Superpriority Priming Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”), dated October 14, 2025, with the lenders from time to time party thereto (the “DIP Lenders”) and Wilmington Trust, National Association, as administrative agent and collateral agent.

Pursuant to the DIP Credit Agreement, the DIP Lenders have agreed, upon the terms and conditions set forth therein, to make available to the Company up to $475,000,000 in aggregate principal amount of term loans (the “DIP Facility”). Under the DIP Facility, (i) $200,000,00 in new money term loans (the “Initial New Money DIP Loans”) has been funded under the Interim DIP Order and (ii) subject to the terms and conditions set forth in the Interim DIP Order and the DIP Credit Agreement, up to $275,000,000 in additional new money term loans (the “Additional New Money DIP Loans”; and together with the Initial New Money DIP Loans, the “New Money DIP Loans”) will be made available on certain subsequent dates, including up to $75,000,000 on November 7, 2025, $100,000,000 on December 13, 2025, and $100,000,000 on a subsequent date to be determined as set forth in the Interim DIP Order and the DIP Credit Agreement. DIP Lenders that provide New Money DIP Loans shall be entitled to “roll up” a portion of their outstanding PIK Toggle Senior Secured Notes due 2030 (the “Prepetition Notes”) in amounts, and on the terms and conditions, set forth in the Interim DIP Order and the DIP Credit Agreement (the “Roll-Up Loans”). New Money Loans will bear interest payable in-kind at a rate equal to, at the Debtors’ option, (i) the Base Rate (subject to a 4% floor) plus 7% per annum or (ii) Term SOFR (subject to a 3% floor) plus 8% per annum. Roll-Up Loans will not bear interest; provided that if the Prepetition Notes and/or the separate tranche of Roll-Up Loans attributable to subsequent borrowings are determined to be oversecured under section 506(b) of the Bankruptcy Code, interest will accrue on the Roll-Up Loans retroactive to the closing date in the manner described in the DIP Credit Agreement. The scheduled maturity date of the DIP Facility is July 14, 2026.

The foregoing description of the DIP Credit Agreement and the DIP Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

AerCap Settlement

On October 10, 2025, the Bankruptcy Court approved the entry by Spirit Airlines, LLC (“Spirit”), on behalf of itself, its subsidiaries and the Company, into a binding, global restructuring term sheet agreement (the “Term Sheet”) with AerCap Ireland Limited, on behalf of itself and its subsidiaries, affiliates, owner trusts, managed entities and assignees (collectively, “AerCap” or the “AerCap Parties”). Pursuant to the Term Sheet, Spirit and the AerCap Parties agreed to (i) certain arrangements in respect of specific aircraft and engines, (ii) the assumption of 10 leases and the rejection of 27 leases in respect thereof, (iii) the entry into 30 new, postpetition leases, (iv) the settlement of claims and disputes and agreement to the terms of mutual releases in exchange for, among other things, certain payments, including a $150.0 million liquidity payment by AerCap to the Debtors and allowed unsecured claims and administrative expense claims, and (v) the terms of the transfer of purchase rights and options in respect of certain aircraft.

The foregoing description of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Sheet, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the DIP Credit Agreement and the DIP Facility included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Cleansing Material

Prior to the filing of the Chapter 11 Cases, the Company entered into confidentiality agreements (collectively, the “NDAs”) with certain Senior Secured Noteholders (the “NDA Parties”). Pursuant to the NDAs, the Company provided the NDA Parties with confidential information and agreed to publicly disclose certain information (the “Cleansing Material”) upon the occurrence of certain events set forth in the NDAs. A copy of the Cleansing Material is attached to this Current Report on Form 8-K as Exhibit 99.1. The Cleansing Material was prepared by the Company solely to facilitate a discussion with the parties to the NDAs and was not prepared with a view toward public disclosure and should not be relied upon to make an investment decision with respect to the Company. The Cleansing Material should not be regarded as an indication that the Company or any third party considers the Cleansing Material to be a reliable prediction of future events, and the Cleansing Material should not be relied upon as such. The Cleansing Material includes certain values for illustrative purposes only and such values are not the result of, and do not represent, actual valuations, estimates, forecasts or projections of the Company or any third party and should not be relied upon as such. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Material or undertakes any obligation to publicly update the Cleansing Material to reflect circumstances existing after the date when the Cleansing Material was prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Material are shown to be in error.

Exchange Opportunity

On October 14, 2025 or as soon thereafter as possible, the Company intends to launch a tender offer providing the opportunity for the holders of record as of October 14, 2025 of the Prepetition Notes issued by Spirit IP Cayman Ltd. And Spirit Loyalty Cayman Ltd., to (i) participate as a lender in the DIP Credit Agreement on a pro rata basis up to such holder’s percentage ownership of the outstanding Prepetition Notes, and (ii) to exchange, or “roll-up”, a principal amount of their Prepetition Notes in accordance with the terms of the DIP Credit Agreement. The Company intends to distribute to each holder of the Prepetition Notes a notice and subscription form that will describe the terms and conditions of the exchange opportunity.

The information contained in this Item 7.01, including in Exhibits 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K (including any exhibit hereto or any information included herein or therein) shall not be deemed an admission to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K (this “Current Report”) contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with respect to operating in the normal course, statements regarding the Company's proposed transformation plan, the Chapter 11 process. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of Chapter 11; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Company’s restructuring process, on the Company’s liquidity (including the availability of operating capital during the pendency of Chapter 11); the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the length of time that the

Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; objections to the Company’s restructuring process or other pleadings filed that could protract Chapter 11; risks associated with Company proposed transformation plan; risks associated with third-party motions in Chapter 11; Court rulings in the Chapter 11 and the outcome of Chapter 11 in general; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; risks associated with the trading of Company common stock in over-the-counter markets, the impact of litigation and regulatory proceedings; and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC and other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025. Furthermore, such forward-looking statements speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results.

Cautionary Note Regarding the Chapter 11 Case

The Company cautions that trading in the Common Stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Common Stock may bear little or no relationship to the actual recovery, if any, by holders of the Common Stock in the Chapter 11 Case. The Company expects that holders of the Common Stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Case.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1*	Superpriority Priming Debtor-in-Possession Credit Agreement, dated October 14, 2025, among Spirit Airlines, Inc. Wilmington Trust, National Associate as administrative agent and collateral agent and the creditors from time to time party thereto.

10.2*	Global Restructuring Term Sheet

99.1	Cleansing Material, dated as of October 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2025

SPIRIT AVIATION HOLDINGS, INC.

By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Executive Vice President and General Counsel